All Terrain Opportunity Fund (the “Fund”)
A series of Investment Managers Series Trust II

Supplement dated December 1, 2015, to the
Prospectus and Statement of Additional Information dated November 3, 2014, and Summary Prospectus dated November 12, 2015

The Board of Trustees of Investment Managers Series Trust II (the “Trust”) has approved the termination and liquidation of the Fund’s Class I Shares. Effective immediately, the Class I Shares are closed to all new investment. The Fund’s Class I Shares will be liquidated on December 4, 2015 (the “Liquidation Date”). Shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to shareholders of the Class I Shares equal to each shareholder’s proportionate interest in the Class I Shares.

Accordingly, all references to the Fund’s Class I Shares in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby deleted in their entirety.

In addition, the following replaces the 4th paragraph under “Investment Advisors” on page 13 of the Prospectus:

Pursuant to the Co-Advisory Agreement between Bauer Capital and the Trust, the Fund pays Bauer Capital for the services and facilities it provides an annual advisory fee, payable on a monthly basis, of 0.90% of the Fund’s average daily net assets. Pursuant to the Co-Advisory Agreement between Castle Financial and the Trust, the Fund pays Castle Financial for the services and facilities it provides an annual advisory fee, payable on a monthly basis, of 0.60% of the Fund’s average daily net assets. Until further notice, Castle Financial has agreed to voluntarily waive any advisory fee that it is entitled to receive after its payment of any reimbursement to the Fund of operating expenses pursuant to its expense limitation agreement. Castle Financial will not seek recoupment of any advisory fees it voluntarily waives.

Please file this Supplement with your records.